UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

(Address of principal executive offices)

356 2757 7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2020, Esports Entertainment Group, Inc. (the “Company”), entered into a binding letter of intent (the “Letter of Intent”), setting forth the basic terms under which the Company will acquire from AHG Entertainment Associates, LLC, a Florida limited liability company (“AHG” or the “Seller”), 100% of the outstanding share capital (the “Sale Shares”) of LHE Enterprises Limited (“LHE”), a company incorporated under the laws of Gibraltar, and a wholly-owned subsidiary of AHG (the “Transaction”).

The Letter of Intent provides that the completion of the Transaction is subject to, amongst other things, the: (i) negotiation and execution of a mutually satisfactory definitive stock purchase and/or merger agreement (the “Definitive Agreement”); (ii) completion by the Company of a satisfactory review of the legal, financial and business conditions of LHE; and (iii) approval of the board of directors of the Company.

As consideration for the Sale Shares, the Company agreed to pay Seller (i) $1,250,000 in cash (the “Cash Purchase Price”); (ii) 650,000 shares of common stock of the Company; and (iii) warrants to purchase up to 1,000,000 shares of common stock of the Company at an exercise price of $8.00 per share. The Company paid say Seller a $500,000 advance against the Cash Purchase Price in exchange for exclusivity. The Letter of Intent shall automatically terminate upon the earlier of the execution of the Definitive Agreement or July 3, 2020.

The Definitive Agreement will contain standard representations, warranties, covenants, indemnification and other terms customary in similar transactions. The Company and Seller have agreed to use their commercially reasonable best efforts to negotiate and execute in good faith the Definitive Agreement by not later than July 3, 2020.

The foregoing description of the Letter of Intent is qualified in its entirety by the full text of the Letter of Intent which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Items.

On May 7, 2020, the Company issued a press release announcing its entrance into the Letter of Intent to acquire LHE.  A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Letter of Intent, dated May 6, 2020

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: May 11, 2020	By:	/s/ Grant Johnson
Grant Johnson Chief Executive Officer

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